UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

The Hartford Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Insurance Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Hartford Insurance Group, Inc. (the “Company”) held its annual meeting of shareholders on May 20, 2026. Shareholders voted as follows on the matters presented for a vote:

1.The nominees for election to the Company’s Board of Directors were elected to hold office until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
THOMAS BARTLETT	228,058,621	5,503,637	213,325	18,761,930
LARRY DE SHON	232,897,835	666,812	210,936	18,761,930
CARLOS DOMINGUEZ	232,328,775	1,101,504	345,304	18,761,930
TREVOR FETTER	222,843,829	10,721,382	210,372	18,761,930
DONNA JAMES	226,923,522	6,508,509	343,552	18,761,930
ANNETTE RIPPERT	233,110,879	446,614	218,090	18,761,930
TERESA ROSEBOROUGH	225,794,314	7,780,898	200,371	18,761,930
VIRGINIA RUESTERHOLZ	225,515,145	8,055,547	204,891	18,761,930
CHRISTOPHER SWIFT	213,453,226	19,395,316	927,041	18,761,930
MATTHEW WINTER	227,791,350	5,774,236	209,997	18,761,930
KATHLEEN WINTERS	233,055,478	413,685	306,420	18,761,930

2.The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
230,370,188	22,034,059	133,266	—

3.The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
217,375,231	15,702,194	698,158	18,761,930

4.The shareholder proposal that the Company adopt written consent rights for shareholders was not approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
105,248,533	127,689,893	837,157	18,761,930

Item 9.01     Financial Statements and Exhibits

Exhibit No.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Insurance Group, Inc.

May 21, 2026	By:	/s/ Terence Shields
Name: Terence Shields
Title: Senior Vice President & Corporate Secretary